Exhibit 21

LIST OF SUBSIDIARIES OF TEXAS ROADHOUSE, INC.

(as of December 30, 2008)

I.              SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE, INC.

NAME OF ENTITY	FORM OF ENTITY

Armadillo, Inc.	Colorado corporation
Aspen Creek, LLC	Kentucky limited liability company
Aspen Steaks Exchange Subsidiary Inc.	Kentucky corporation
Texas Roadhouse Development Corporation	Kentucky corporation
Texas Roadhouse Holdings LLC	Kentucky limited liability company
Texas Roadhouse Management Corp.	Kentucky corporation
Texas Roadhouse of Gainesville, Inc., I	Kentucky corporation
Texas Roadhouse of Texas, LLC	Kentucky limited liability company

II.            SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE HOLDINGS LLC

NAME OF ENTITY	FORM OF ENTITY

Roadhouse Enterprises, Inc.	Texas corporation
Texas Roadhouse Delaware LLC	Kentucky limited liability company
Texas Roadhouse of Kansas, LLC	Kansas limited liability company
Texas Roadhouse Louisville I LLC	Kentucky limited liability company
Texas Roadhouse of Boise, LLC	Kentucky limited liability company
Texas Roadhouse of Cedar Falls, LLC	Kentucky limited liability company
Texas Roadhouse of Cheyenne, LLC	Kentucky limited liability company
Texas Roadhouse of Decatur, LLC	Kentucky limited liability company
Texas Roadhouse of Dixie Highway, LLC	Kentucky limited liability company
Texas Roadhouse of East Peoria, LLC	Kentucky limited liability company
Texas Roadhouse of Elkhart, LLC	Kentucky limited liability company
Texas Roadhouse of Elyria, LLC	Kentucky limited liability company
Texas Roadhouse of Fort Wayne, LLC	Kentucky limited liability company
Texas Roadhouse of Grand Junction, LLC	Kentucky limited liability company
Texas Roadhouse of Lancaster, LLC	Kentucky limited liability company
Texas Roadhouse of Lansing, LLC	Kentucky limited liability company
Texas Roadhouse of Lynchburg, LLC	Kentucky limited liability company
Texas Roadhouse of Reno, NV, LLC	Nevada limited liability company
Texas Roadhouse of Richmond, LLC	Kentucky limited liability company
Texas Roadhouse of Roseville, LLC	Kentucky limited liability company
Texas Roadhouse of Vermont, LLC	Vermont limited liability company

III.           SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE OF TEXAS, LLC AND TEXAS ROADHOUSE HOLDINGS LLC

NAME OF ENTITY	FORM OF ENTITY

Longview Roadhouse II, Ltd.	Kentucky limited partnership
Roadhouse Holdings of Texas, Ltd.	Kentucky limited partnership
Texas Roadhouse of Abilene, Ltd.	Kentucky limited partnership
Texas Roadhouse of Amarillo, Ltd.	Kentucky limited partnership
Texas Roadhouse of Austin-Northwest, Ltd.	Kentucky limited partnership
Texas Roadhouse of Bedford, Ltd.	Kentucky limited partnership
Texas Roadhouse of College Station, Ltd.	Kentucky limited partnership
Texas Roadhouse of Conroe, Ltd.	Kentucky limited partnership

Texas Roadhouse of Corpus Christi, Ltd.	Kentucky limited partnership
Texas Roadhouse of Denton, Ltd	Kentucky limited partnership
Texas Roadhouse of El Paso, Ltd.	Kentucky limited partnership
Texas Roadhouse of El Paso-West, Ltd.	Kentucky limited partnership
Texas Roadhouse of Fort Worth, Ltd.	Kentucky limited partnership
Texas Roadhouse of Friendswood, Ltd.	Kentucky limited partnership
Texas Roadhouse of Grand Prairie, Ltd.	Kentucky limited partnership
Texas Roadhouse of Houston, Ltd.	Kentucky limited partnership
Texas Roadhouse of Killeen, Ltd.	Kentucky limited partnership
Texas Roadhouse of Live Oak, Ltd.	Kentucky limited partnership
Texas Roadhouse of Lubbock, Ltd.	Kentucky limited partnership
Texas Roadhouse of McAllen, Ltd.	Kentucky limited partnership
Texas Roadhouse of Mesquite, Ltd.	Kentucky limited partnership
Texas Roadhouse of Odessa, Ltd.	Kentucky limited partnership
Texas Roadhouse of Pasadena, Ltd.	Kentucky limited partnership
Texas Roadhouse of San Angelo, Ltd.	Kentucky limited partnership
Texas Roadhouse of San Antonio, Ltd.	Kentucky limited partnership
Texas Roadhouse of Sherman, Ltd.	Kentucky limited partnership
Texas Roadhouse of Texarkana, Ltd.	Kentucky limited partnership
Texas Roadhouse of Tyler, Ltd.	Kentucky limited partnership
Texas Roadhouse of Victoria, Ltd.	Kentucky limited partnership
Texas Roadhouse of Waco, Ltd.	Kentucky limited partnership
Texas Roadhouse of Wichita Falls, Ltd.	Kentucky limited partnership

IV.           PARTIALLY-OWNED SUBSIDIARIES

NAME OF ENTITY	FORM OF ENTITY

Texas Roadhouse of Gilbert, AZ, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Huber Heights, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Jacksonville, NC, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Lancaster OH, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Parker, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Stillwater, LLC (1)	Kentucky limited liability company
Texas Roadhouse of Warwick, LLC (1)	Kentucky limited liability company

Texas Roadhouse of Austin, Ltd. (2)	Kentucky limited partnership
Texas Roadhouse of Austin-North, Ltd. (2)	Kentucky limited partnership
Texas Roadhouse of Mansfield, Ltd. (2)	Kentucky limited partnership

TRH Beverages of Austin-South, LLC (3)	Texas limited liability company
TRH Beverages of Austin-North, LLC (4)	Texas limited liability company
TRH Beverages of Mansfield, LLC (5)	Texas limited liability company

(1)                                  Ownership interests held by Texas Roadhouse Holdings LLC

(2)                                  Ownership interests held by Texas Roadhouse of Texas, LLC and Texas Roadhouse Holdings LLC

(3)                                  Ownership interests held by Texas Roadhouse of Austin, Ltd.

(4)                                  Ownership interests held by Texas Roadhouse of Austin-North, Ltd.

(5)                                  Ownership interests held by Texas Roadhouse of Mansfield, Ltd.